DAR ENERGY INC.

507 Patterson View SW, Calgary, Alberta  T3H 3J9

Phone (403) 265-7170 Fax (403) 246-6741

July 9, 2007

Mr. David Wehrhahn

SLAP Inc.

565 Silvertip Road

Canmore  Ab  T1W 3K8

RE:

Farm-out – DAR et al West Caroline 8-18-35-11W5

You have received a copy of our proposal regarding the West Caroline Project. DAR Energy Inc (the farmor) is farming-out the project to you under the following terms and conditions:

1.

The well is to be drilled by the farmee(s) (i.e. investors) at 100% of their cost. This is estimated to be $500,000.

2.

DAR Energy Inc farmed into this lease and has committed to placing the well on stream if it is commercially viable.

3.

DAR Energy Inc, or it’s related companies, will retain a 50% carried Working Interest in the well.

4.

Farmee(s), will earn a 50% Working Interest in the well and lands subject to royalties as seen in the following paragraph.

5.

The standard Crown Royalties are applicable. In addition, there is a 12.5% Gross Overriding Royalty payable to geologists Obertus, Rallison and MacDonald or their assignees.

6.

 The standard CAPL and PASC agreements will be utilized.

7.

Your investment of $25,000 will be placed directly towards drilling costs, (100% deductible from taxable income) and will earn a 2.5% Working Interest in the West Caroline well. Your proportionate Working Interest will be legally assigned as soon as possible.

8.

The terms of the July 1, 2007 “West Caroline Proposal,” (the Joint Venture Offering) are herewith agreed to and accepted as a part of this letter.

9.

Please sign both copies of this letter and return one signed copy to us as soon as possible.

Yours truly,

/s/ Larry C.M. Darling

DAR Energy Inc.

per: Larry C. M. Darling, President

Agreed and accepted to this 31 day of August, 2007.

/s/ David Wehrhahn

Attached to and forming a part of a Farmout Agreement dated July 9, 2007 between Dar Energy Inc. and SLAP Inc.

Exhibit ‘A’ CANADIAN ASSOCIATION OF PETROLEUM LANDMEN, (CAPL)

(1990 version)  OPERATING PROCEDURE

Page Number

1.

Participants.  Dar Energy Inc. and SLAP Inc.

1.

Insurance.

Alternate B

1.

Marketing Fee.

Alternate A

19.

Less than all parties.

Alternate B

23.

Penalty Clause

300%

36.

Addresses for notice.

37.

Disposition of Interest.

Alternate A

39.

Recognition upon Assignment

Alternate A

Exhibit ‘B’ PETROLEUM ACCOUNTANTS SOCIETY OF CANADA (PASC)

(1996 version)  ACCOUNTING PROCEDURE

Page Number

2.1.

Agreement dated July 9, 2007, between Dar Energy Inc. and SLAP Inc.

6.

Clause 105.  10%

1.

Clause 110.  60%

2.

Clause 112.  (a). $30,000. (c). $30,000

1.

Clause 202.  10%

17.

Clause 213.  Shall Not

21.

Clause 302 (a)

(1) - 5% of first $50,000

(2) - 3% of next $100,000

(3) - 1% over $150,000

Clause 302(b)

(1) - 5% of first $50,000

(2) - 3% of next $100,000

(3) - 1% over $150,000

Clause 302 (c)

(1) - 5% of first $50,000

(2) - 3% of next $100,000

(3) - 1% over $150,000

Clause 302 (e)

(2) $350/producing well/month

ADDENDUM ‘B’

1.

 Agreement dated July 9, 2007 between July 9, 2007

30.

Article V – Inventories. 5-year intervals

* trade name – ENHANCED RESOURCES